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                               LONGLEAF PARTNERS
                                  REALTY FUND
                                  a Series of

                         LONGLEAF PARTNERS FUNDS TRUST

                               Investment Counsel

                  [LOGO] SOUTHEASTERN ASSET MANAGEMENT, INC.
                          6075 Poplar Ave., Suite 900
                               Memphis, TN 38119
                         (800) 445-9469 (901) 761-2474

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                SUPPLEMENT TO PROSPECTUS DATED JANUARY 25, 1996
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        PURCHASES AND REDEMPTIONS OF FUND SHARES THROUGH BROKERAGE FIRMS

Shares of Longleaf Partners Realty Fund (the "Fund") may be purchased and redeemed through securities brokerage firms having agreements with the Fund. The brokerage firm may charge certain transaction fees for effecting these and other transactions and any such transaction fees will be retained by the particular brokerage firm.

Fund investors who are clients of brokerage firms will follow that firm's procedures in purchasing and redeeming Fund shares, and those procedures take precedence over the instructions contained in this Prospectus which are applicable to accounts opened directly with the Fund. The brokerage firm has the responsibility of supplying its clients who are Fund shareholders with periodic account statements and all Fund shareholder materials such as the Prospectus and routine financial reports.